UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number: 811-09575

                            MEEHAN MUTUAL FUNDS, INC.
                            -------------------------
               (Exact name of Registrant as Specified in Charter)
                               1900 M Street, N.W.
                                    Suite 600
                             Washington, D.C.  20036
               (Address of Principal Executive Office) (Zip Code)
       Registrant's Telephone Number, including Area Code: 1-866-884-5968

                           THOMAS P. MEEHAN, PRESIDENT
                               1900 M Street, N.W.
                                    Suite 600
                             Washington, D.C. 20036
                     (Name and Address of Agent for Service)
                                    Copy to:
                              ROBERT J. ZUTZ, ESQ.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                                 1601 K St., NW
                             Washington, D.C.  20006



Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

ITEM  1.  REPORTS  TO  SHAREHOLDERS


================================================================================












                                 MEEHAN FOCUS FUND

                                  ANNUAL REPORT


                                 October 31, 2006












********************************************************************************

     This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Funds shares is authorized only in a case of concurrent or prior delivery of the Funds current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

********************************************************************************



Meehan Focus Fund                                                   Distributor:
A Series of Meehan Mutual Funds, Inc.             Viking Fund Distributors, LLC
1900  M  Street,  N.W., Suite 600                       116 1st St. SW, Suite C
Washington, D.C. 20036                                           Minot, ND 58701
(866) 884-5968                                                    (800) 933-8413



================================================================================

                                                       December 30, 2006

Dear Fellow Shareholders:

     The total return for the Meehan Focus Fund ("the Fund") for its fiscal year ended October 31, 2006 was 13.10%; the Fund's net asset value ("NAV") at October 31 was $16.14 (net of a $0.26 per share long-term capital gain distribution). The Fund's performance over this period exceeded that of the NASDAQ Composite Index ("NASDAQ") but trailed that of the Standard and Poor's 500 Total Return Index ("S&P 500"). However, since inception the Fund has outperformed both the S&P 500 and the NASDAQ. The Fund's results for its 2006 fiscal year, for five years, and since inception on December 10, 1999 are shown below with comparable results for leading market indexes.




                                       Annualized Return     Annualized Return
                 Fiscal Year           Five Years            From Inception
                 November 1, 2005 -    November 1, 2000 -    December 10, 1999 -
                 October 31, 2006      October 31, 2006      October 31, 2006
                 --------------------  --------------------  ------------------
MEEHAN FOCUS
FUND                  13.10%                  6.77%                 4.75%
- ---------------  --------------------  --------------------  ----------------
S&P 500 Total
Return Index*         16.34%                  7.25%                 1.29%
- ---------------  --------------------  --------------------  ----------------
NASDAQ*               11.62%                  6.96%                (5.88%)
- ---------------  --------------------  --------------------  ----------------


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PERFORMANCE DATA QUOTED ABOVE REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE CALL (866) 884-5968.

*The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and gives a broad look at U.S. stock performance. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. Index performance does not include transaction costs or other fees, which will affect actual performance.

     After an early summer swoon, the market has roared back. The S&P 500 index posted its best third quarter performance since 1997 and, after hitting a 5 -year high in October, has continued to climb. As of December 27, the Fund's NAV was $17.03, a gain of 5.5% since October 31, 2006, which is better than both the S&P 500 and NASDAQ composite indexes.**

     The Fed's decision to hold rates steady beginning in August, after 17 consecutive increases, was a critical catalyst for the recent rally, but other factors have also played an important role. Corporate profits, the foundation of stock valuations, have recorded 13 consecutive quarters of double digit earnings growth; energy prices have declined from their summer highs, putting more money in people's pockets and damping inflationary pressures; and despite the housing market's downturn, job growth and the economy continue to grow, albeit more slowly than in 2005.

     One feature of the recent rally we have been happy to observe is the improved performance of large capitalization stocks relative to small and mid cap stocks for the first time in several years, a shift we had been predicting. Looking ahead, we expect positive market returns in 2007, but our optimism is tempered with caution. The slowly deflating housing bubble could accelerate, turning the economy's soft landing into a hard one, and the potential for inflation, and strong Fed action to combat it, remains.

     We added several new stocks to the Fund's portfolio over the past six months including leading online auctioneer eBay, industrial and consumer products manufacturer 3M, diversified holding company Wesco, and integrated oil and gas producer Conoco Phillips. In addition, we increased our existing positions in Microsoft, Avon, placeWestern Union, Barclays, and several others.

     We also exited positions in several stocks over the past six months, including MGIC, Centex, and Doral, all companies tied to the struggling housing sector. We sold mortgage insurer MGIC, a long-term holding, at a gain after concluding that the combination of rising mortgage delinquencies and the growing popularity and availability of alternatives to private mortgage insurance diminished MGIC's future growth prospects. Homebuilder Centex was sold at a loss when we decided the housing sector's downturn would extend further than we had anticipated. Puerto Rico-based bank Doral also was sold at a loss after we lost confidence in management's ability to turn operations around. Restatements driven by accounting issues have been resolved, but Doral's mortgage business, a significant profit center, was seriously weakened. Rather than wait for an uncertain turnaround, we realized the gain in MGIC and the losses in Centex and Doral and redeployed the proceeds to stocks with better prospects.

**The views expressed herein are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges, and expenses of the Fund before investing. Contact the Fund at
(866) 884-5968 for a prospectus,which contains this and other important information about the Fund. Read the prospectus carefully.

PORTFOLIO REVIEW
----------------

     The attached Schedule of Investments identifies the stocks we owned and their market value as of October 31, 2006. Our Fund held 44 stocks, and 82% of the Fund's assets were invested in 25 companies. Our top 10 holdings, which represented more than 46% of the Fund's portfolio, were as follows:

                      Company                         % of Fund
                      -------                         ---------

     1.     Berkshire Hathaway, Class B                  9.2
     2.     Microsoft Corp.                              5.2
     3.     Diageo PLC New ADR                           5.0
     4.     Sysco Corp.                                  4.4
     5.     Anheuser-Busch Companies, Inc.               4.3
     6.     Automatic Data Processing, Inc.              4.2
     7.     CarMax, Inc.                                 3.6
     8.     Barclays Bank PLC ADR                        3.5
     9.     iShares MSCI Emerging Markets Index          3.5
     10.    International Game Technology                3.3
                                                        -----
                                                        46.2

     Nine of our top ten holdings show gains since we purchased them, with Anheuser-Busch being the exception. Despite its underperformance, Anheuser-Busch remains the dominant country-regionplaceU.S. brewer, has expanding overseas operations, and pays an above average dividend. We continue to believe it will generate positive returns in the long run. Our largest gains are in Berkshire Hathaway, AES, and Progressive, all long-term Fund holdings.

     Berkshire Hathaway, Carmax, Sysco, and Microsoft all posted strong returns over the past six months and contributed significantly to the Fund's gains. Our weakest performers over this time period were Doral, Apollo, and Teva. As we noted above, Doral is no longer a Fund holding. We sold our position in Apollo before the end of the fiscal year, using the loss to offset capital gains realized during the fiscal year, but have since repurchased it. Apollo's results were hampered by concerns about slowing growth and stock option issues, but it remains the leader in the for-profit education business, and we believe its long-term prospects remain strong. Teva's performance was hurt by worries about increasing competition in the generic drug business. However, Teva's strong management team, cost controls, and reputation for quality, combined with numerous drug patent expirations over the next several years, should enable it to continue to generate solid profit growth.

BRIEF DISCUSSION OF THREE OF OUR TOP HOLDINGS
- ---------------------------------------------

                                    October 31, 2005   Percent
                     Average Cost   Market Price       Increase
                     per Share      per Share          (Decrease)
                     ------------   ---------------    ----------
CarMax, Inc.         $    25.08     $     44.30           76.6%
------------------   ------------   ---------------    ----------
Nestle S.A. ADR      $    75.48     $     85.80           13.6%
------------------   ------------   ---------------    ----------
Western Union Co.    $    18.53     $     22.05           18.9%
------------------   ------------   ---------------    ----------

                               [GRAPHIC  OMITED]



Recent Price    $53.65
Market Cap.      $5.7b

Forward P/E     25.8
Price / Sales    0.8
Price / Book     5.1

Return on Equity  16.3%
Dividend Yield     0.0%



CARMAX, INC. (KMX)

     Mid-cap company CarMax is the largest retailer of used cars in the placecountry-regionUnited States, with $6.9 billion in sales and more than 70 retail stores in 34 markets. CarMax also sells new cars and provides financing and repair services. On December 20, Carmax issued an outstanding earnings report and boosted its forecast for the remainder of fiscal 2007. Quarterly earnings were up 90%, from $0.22 to $0.42 per share, greatly exceeding estimates as total sales rose 24%, same store sales rose 13%, and profit margins increased. The stock is now up over 20% since the close of the Fund's fiscal year.

     We began buying shares of CarMax in early 2004, attracted by its innovative business model and growth potential. CarMax has changed the way people shop for used cars by offering brightly lit showrooms, no haggle pricing, and high-quality vehicles, which are typically less than six years old and have fewer than 60,000 miles. Sales have increased approximately 20% annually over the past five years and returns on equity have been consistently in the mid-teens.

     Even with such robust sales performance, CarMax still has less than 2% of the total market for used cars in the placecountry-regionUnited States, leaving plenty of room for continued growth in this fragmented industry. Because of its size, CarMax has inventory and pricing information that provides a competitive advantage over smaller used car dealers, and expansion of the store base at a rate of 15%-20% per year will add to these economies of scale.

     We like that directors and officers own nearly 4% of CarMax's stock, which rewards them for generating positive returns for all shareholders. The company plans to increase share in existing markets, primarily in the Southeast and placeMidwest, and open new stores in other areas of the country. We believe the shares are undervalued, even after hitting an all-time high on the strength of its December earnings report, and look forward to participating in CarMax's ongoing success.

                               [GRAPHIC OMITED]



Recent Price     $88.50
Market Cap.     $137.0b

Forward P/E     16.7
Price / Sales    1.9
Price / Book     3.5

Return on Equity  17.7%
Dividend Yield     1.3%



NESTLE S.A. ADR (NSRGY)

     Based in Switzerland, Nestle is the world's largest food and beverage company. In fact, Nestle's sales, which exceed $75 billion, are about 50% greater than those of its closest competitors. You have probably enjoyed one of Nestle's ubiquitous candy brands, such as Nestle's crunch, Kit Kat, and Butterfinger. Nestle's other brands include Nescaf and Taster's Choice coffee; Perrier, Poland Spring, and Deer Park water; Nestea and Carnation beverages; Dreyer's and Edy's ice cream; Stouffer's, Lean Cuisine, and Hot Pockets frozen foods; and Purina pet foods.

     Nestle was added to the Fund earlier this year because of its scale, strong brands, and focus on product innovation. These qualities give Nestle plenty of valuable retail shelf space, and it is also able to regularly raise prices for its products. Nestle complements its internal growth and pricing power with strategic acquisitions. In 2006, Nestle has added weight management company Jenny Craig, Uncle Toby's, an Australian healthy snacks and soups brand and, most recently, Novartis' medical nutrition business to its product lineup.
Total sales increased 11% in the first half of the year, and our Nestle shares have also benefited from a weaker dollar.

     Management has recently been emphasizing nutrition, health, and wellness to increase sales and market share, enhance the product mix, and improve margins, particularly in its food and beverage segment. The company has also been focused on turning around or shedding underperforming businesses and improving working capital management. Nestle has made great strides in these areas and has more opportunities for greater efficiencies and profitability.

     Nestle generates returns on equity in the high teens and free cash flows of approximately $5.5 billion annually. The company's balance sheet is strong, and management has used a portion of cash flows to repurchase shares. Nestle currently trades at a forward P/E multiple of about 17, a modest premium to the broad market given its competitive advantages and steady growth.

     Nestle is a great example of the large cap, multinational corporations with excellent brands that we are finding currently available at favorable valuations. The scale and quality of Nestle's product portfolio, the global reach of its operations, and its profitability foretell more solid returns for shareholders.



                               [GRAPHIC  OMITED]



Recent Price     $22.22
Market Cap.      $17.0b

Forward P/E     20.4
Price / Sales    3.9
Price / Book     6.1

Return on Equity  33.1%
Dividend Yield     0.0%



THE WESTERN UNION COMPANY (WU)

     From 1995 until September 2006, Western Union operated as a wholly-owned subsidiary of First Data Corporation, a long term holding of the Fund. In September of this year, First Data spun-off Western Union to shareholders, and we sold our shares of First Data to add to our position in Western Union. Western Union's shares are now once again listed on the New York Stock Exchange, where they first traded in 1865, and are includedin the S&P 500 index.

     With a network of over 270,000 agent locations in more than 200 countries and territories, Western Union is the worldwide leader in money transfer.
The company's services and products include consumer-to-consumer money transfers, consumer-to-business transactions such as bill paying, and money orders. Western Union processes about one million transactions daily, which equates to a rate of 12 per second.

     Western Union's brand recognition and breadth of operations are unmatched in the industry. Western Union's 15% share of the fragmented money transfer market is approximately five times that of its closest rival. The company spends more than $250 million annually to promote its brand and further strengthen its dominant market position.

     Western Union has benefited from the tremendous wave of cross-border migration sweeping the world. The global migrant population is projected to increase from 191 million people today to 280 million in 2050. As people relocate to new countries and find jobs, they often send support money back to families in their prior home countries. Western Union facilitates these money transfers and receives fees for the service. The company also profits from the foreign exchange service provided in these transactions.

     Western Union's returns on equity have exceeded 30% for each of the past five years, and sales growth has averaged about 15% annually. The company generates approximately $1 billion of free cash flow per year and plans to use some of this cash to repurchase shares and pay a regular dividend to stockholders. The spin-off of Western Union provides investors with an opportunity to own the global leader in money transfer at a reasonable valuation, and we are pleased to have the shares of this firm in the Fund's portfolio.


Sources for charts and text: Morningstar, Value Line, company reports, ECM estimates.

ADMINISTRATIVE MATTERS
----------------------

     We are pleased to announce that. effective December 1, 2006, the administrative expense fee charged by the Advisor was contractually reduced by 5 basis points (bp), from 40 bp to 35 bp on an annualized basis.

CONCLUSION
----------

     We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success. You can check the Fund's NAV online at any time by typing the Fund's symbol (MEFOX) in most stock quotation services. Please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

                                   Sincerely,




                                   Thomas P. Meehan




                                   Paul P. Meehan




                                   R. Jordan Smyth, Jr.




                                   Managers, Meehan Focus Fund

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MEEHAN FOCUS FUND VS. THE S&P 500 Total Return Index and the NASDAQ Composite Index*

Bar Chart

                               [GRAPHIC OMITED]

                    Meehan Focus        S & P 500               NASDAQ
                       Fund          Total Return Index     Composite Index

12/10/99              10,000              10,000                10,000
01/31/00               9,738               9,916                10,963
04/30/00              10,155              10,359                10,741
07/31/00               9,588              10,234                10,481
10/31/00              10,397              10,252                 9,375
01/31/01              10,891               9,827                 7,715
04/30/01              10,832               9,015                 5,888
07/31/01              11,360               8,767                 5,640
10/31/01               9,918               7,699                 4,703
1/31/2002             11,520               8,240                 5,381
4/30/2002             11,687               7,877                 4,697
7/31/2002              9,038               6,696                 3,696
10/31/2002             8,283               6,536                 3,700
1/31/2003              8,250               6,343                 3,675
4/30/2003              8,900               6,828                 4,074
7/31/2003              9,883               7,408                 4,827
10/31/2003            10,721               7,895                 5,376
1/31/2004             11,678               8,536                 5,749
4/30/2004             11,586               8,391                 5,342
7/31/2004             11,070               8,384                 5,251
10/31/2004            11,367               8,639                 5,495
1/31/2005             11,929               9,068                 5,738
4/30/2005             11,585               8,922                 5,347
7/31/2005             12,424               9,562                 6,077
10/31/2005            12,172               9,393                 5,899
1/31/2006             12,894              10,009                 6,415
4/30/2006             13,096              10,298                 6,461
7/31/2006             12,500              10,077                 5,818
10/31/2006            13,767              10,927                 6,584


Past performance is not predictive of future performance.

                       ANNUALIZED TOTAL RETURN**
                       -------------------------

                      ONE YEAR         FIVE YEARS       SINCE INCEPTION
                  ENDING 10/31/06    ENDING 10/31/06      (12/10/99)***
                  ---------------    ---------------    ---------------
MEEHAN FOCUS FUND     13.10%              6.77%              4.75%
S&P 500 TOTAL RET     16.34%              7.25%              1.29%
NASDAQ COMPOSITE      11.62%              6.96%             (5.88%)


* The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index. It is important to note that the Meehan Focus Fund is a professionally managed mutual fund, while the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally, and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. An index is not an investment product available for purchase.

**   Performance presented represents historical data.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

***   The Meehan Focus Fund commenced operations on December 10, 1999.

FUND EXPENSES
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period of May 1, 2006 through October 31, 2006.

ACTUAL EXPENSES
The first line of the following table ("Actual") provides information about actual account values and expenses based on the Fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                           Expenses Paid During
                 Beginning Account     Ending Account           Period*
                       Value                Value             May 1, 2006 -
                    May 1, 2006       October 31, 2006      October 31, 2006

Actual               $1,000.00            $1,051.28             $7.24
------               ---------            ---------             -----
Hypothetical
------------
(5% return before    $1,000.00            $1,018.15             $7.12
expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by the days in the year (365) to reflect the half-year period.



MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006
                                               NUMBER          MARKET
                                               OF SHARES       VALUE
                                               ---------       -------
COMMON STOCK -- 97.8%

CONSUMER DISCRETIONARY
Avon Products                                   20,000          608,200
Carmax, Inc. *                                  28,000        1,240,400
Diageo                                          23,000        1,712,810
Ebay *                                          25,000          803,250
Home Depot                                      23,000          858,590
International Game Technology                   27,000        1,147,770
Liberty Media Hldg Corp Interactive *           17,500          386,225
Liberty Media Hldg Capital Series *              3,500          311,710
Liberty Global Series A *                        4,216          110,628
Liberty Global Series C *                        4,216          107,213
Tiffany & Co.                                    8,000          285,760
Time Warner                                     40,000          800,400
Weight Watchers International, Inc.             20,000          872,000
Wyndham Worldwide Corporation *                  6,200          182,900
       TOTAL CONSUMER DISCRETIONARY -- 27.4%                  9,427,856

CONSUMER STAPLES
Anheuser-Busch Companies                        31,000        1,470,020
General Mills, Inc.                             14,000          795,480
Nestle                                          12,000        1,029,600
Sysco Corp.                                     43,000        1,504,140
Unilever                                        16,200          393,336
        TOTAL CONSUMER STAPLES -- 15.1%                       5,192,576

ENERGY
ConocoPhillips                                   5,000          301,200
Devon Energy Corp.                              16,000        1,069,440
        TOTAL ENERGY -- 4.0%                                  1,370,640

 FINANCIAL
Barclays Plc ADR                                22,000        1,194,820
Berkshire Hathaway, Inc., Class B *                900        3,163,500
Fairfax Financial Holdings                       2,300          365,608
Leucadia National Corp.                         28,000          738,360
Progressive Corp.                               28,000          676,760
Wesco Financial Corp                             1,800          862,938
        TOTAL FINANCIAL -- 20.3%                              7,001,986

HEALTH
Biogen *                                         6,000          285,600
Dentsply International, Inc.                    24,000          750,720
Novartis                                         6,000          364,380
Pfizer, Inc.                                    25,000          666,250
Teva Pharmaceutical                             22,000          725,340
        TOTAL HEALTH -- 8.1%                                  2,792,290

 INDUSTRIALS
   Illinois Toolworks, Inc.                     16,000          766,880
        TOTAL INDUSTRIALS -- 2.2%                               766,880

 INFORMATION TECHNOLOGY
Dell Inc                                        11,500          279,795
Microsoft Corp.                                 62,000        1,780,020
        TOTAL INFORMATION TECHNOLOGY -- 6.0%                  2,059,815

 MATERIALS
Deltic Timber Corp                               4,000          203,640
Methanex Corp.                                  17,483          395,990
3M Company                                       4,100          323,244
        TOTAL MATERIALS -- 2.7%                                 922,874

SERVICES
Automatic Data Processing, Inc.                 29,000        1,433,760
Realogy Corporation *                            7,750          199,795
Western Union Company *                         50,000        1,102,500
        TOTAL SERVICES -- 8.0%                                2,736,055

UTILITIES
AES Corp. *                                     42,500          934,575
TransCanada Pipelines                           14,000          453,040
        TOTAL UTILITIES -- 4.0%                               1,387,615

         TOTAL COMMON STOCK (COST $26,068,432)          $    33,658,587
                                                        ---------------

EXCHANGE TRADED FUNDS -- 3.5%
iShares MSCI Emerging Markets Index             11,500        1,191,400
                                                              ---------

TOTAL EXCHANGE TRADED FUNDS (COST $696,066)             $     1,191,400


SHORT TERM INVESTMENTS -- 0.3%
First Western Bank Collective Asset
  Fund (Cost $97,506)                           97,506           97,506
                                                         --------------


TOTAL INVESTMENTS (COST $26,862,004) -- 101.6%               34,947,493
OTHER ASSETS LESS LIABILITIES -- (1.6%)                       (533,624)

NET ASSETS -- 100.0%                                  $      34,413,869



*  Non-income producing investments


The accompanying notes are an integral part of the financial statements.



Sector Allocation (% of Net Assets)
For the Meehan Focus Fund
October 31, 2006

[GRAPHIC OMITED]

Consumer Discretionary             21%
Consumer Staples                   11%
Energy                              3%
Financial                          24%
Health                              9%
Industrials                        14%
Information Technology              5%
Materials                           2%
Services                            5%
Utilities                           4%
Other                               2%



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006
- ----------------------------------------------------------------------------


ASSETS:
          Investments, at market (cost $26,862,004)               $   34,947,493
          Cash                                                            10,901
          Receivables:
              Dividends and interest                                      50,475
                                                                          ------
                    Total asset                                       35,008,869
                                                                      ----------

LIABILITIES:
     Payables:
         Due to advisor                                                   40,723
         LT Cap Gains Payable                                            554,277
                                                                         -------
                     Total liabilities                                   595,000
                                                                         -------
NET ASSETS                                                         $  34,413,869
                                                                      ==========

NET ASSETS CONSIST OF:
          Common stock (100,000,000 shares of $.0001 par value
               authorized, 2,132,568 shares outstanding)           $         213
          Additional capital paid-in                                  26,328,167
          Accumulated net realized gain on investments                         0
          Net unrealized appreciation on investments                   8,085,489

Net Assets, for 2,132,568 shares outstanding                       $  34,413,869
                                                                      ==========

Net Asset Value, offering per share *                         $            16.14
                                                                           =====

* Redemption price equals  net asset value less any applicable redemption fee.


The accompanying notes are an integral part of the financial statements.



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2006
------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                         $         0
   Dividends                                                            427,425
                                                                        -------
         Total investment income                                        427,425
                                                                        -------

EXPENSES:
   Investment advisory fees                                             321,977
   Service fees                                                         131,315
                                                                        -------
              Total expenses                                            453,292
                                                                        -------

   Net investment income (loss)                                        (25,867)
                                                                       --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                              695,336
   Net change in unrealized appreciation on investments               3,338,227
   Net gain on investments                                            4,033,563
                                                                      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $ 4,007,696
                                                                      =========


The accompanying notes are an integral part of the financial statements.




STATEMENT OF
CHANGES IN NET ASSETS
------------------------------------------------------------------------------


                                           YEAR ENDED          YEAR ENDED
                                           OCTOBER 31, 2006    OCTOBER 31, 2005
INCREASE IN NET ASSETS
Operations:
     Net investment income (loss)            $     (25,867)       $      16,008
     Net realized gain (loss) on investments       695,336            2,038,736
     Net change in unrealized appreciation
         (depreciation) on investments           3,338,227            (102,303)
                                                 ---------             --------
Net increase (decrease) in net assets
     resulting from operations                   4,007,696            1,952,441
                                                 ---------            ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Capital Gains                                (554,277)                   0
     Net investment income                               0             (18,387)
                                                                       --------

Increase in net assets from Fund
     share transactions                            890,058              642,882
                                                   -------              -------

Increase in net assets                           4,343,477            2,576,936

NET ASSETS:
     Beginning of period                        30,070,392           27,493,456
                                                ----------           ----------
     End of period                          $   34,413,869        $  30,070,392
                                                ==========           ==========


Undistributed net investment income (loss)
included in net assets                      $            0        $           0





The accompanying notes are an integral part of the financial statements.





FINANCIAL HIGHLIGHTS
- ----------------------------------------------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding Throughout each Period)

                 FOR THE      FOR THE      FOR THE      FOR THE      FOR THE
                 YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                 OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,
                 2006         2005         2004         2003         2002

NET ASSET VALUE,
BEGINNING
OF PERIOD        $   14.50    $   13.55    $   12.78    $   9.88     $  11.83

INVESTMENT OPERATIONS:
  Net investment
    income (loss)    (0.01)        0.01        (0.06)       0.01        (0.07)
  Net realized and
    unrealized
     gain (loss) on
      investments     1.91         0.95         0.83        2.90        (1.88)

Total income (loss)
  from investment
   operations         1.90         0.96         0.77        2.91        (1.95)
                     ----          ----         ----        ----        ------

Distributions:
  Capital Gains      (0.26)        0.00         0.00       0.00          0.00
  Net investment
   income             0.00        (0.01)        0.00       0.00         (0.01)
                      ----        ------        ----       ----         ------
Total distributions  (0.26)       (0.01)        0.00       0.00         (0.01)


NET ASSET VALUE,
  END OF PERIOD   $  16.14      $  14.50     $  13.55    $  12.78        9.88
                     =====         =====        =====       =====       =====

TOTAL RETURN         13.10%         7.08%        6.03%      29.43%     (16.48)%

RATIOS/SUPPLEMENTAL DATA
  Net assets,
   end of period
    (in $ 000's)    34,414        30,070        27,493      20,713      13,829

  Ratio of expenses
   to average
    net assets       1.41%         1.50%         1.50%        1.50%       1.50%

  Ratio of net
   investment
    income to
     average
      net assets    (0.08%)        0.05%        (0.47)%       0.08%      (0.65)%

Portfolio turnover  23.99%        29.96%        22.66%       23.20%       25.25%



The accompanying notes are an integral part of the financial statements.


MEEHAN FOCUS FUND
------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2006


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Meehan Mutual Funds, Inc. (the "Company") is incorporated under the laws of the state of StateplaceMaryland and consists solely of the Meehan Focus Fund (the "Fund"). The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment objective is long-term growth of capital. The Fund commenced operations on December 10, 1999.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation-Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Investments in open end investment companies are valued at the closing net asset value on the day of valuation. The Board will consider the following factors when fair valuing securities: (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund's holdings.

b) Federal Income Taxes-No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders-Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the placecountry-regionUnited States of America.

d) Use of Estimates-The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Redemption Fee - A redemption fee of 2% of the value of the shares sold will be imposed on fund shares redeemed within 7 calendar days of their purchase.

f) Foreign Securities - The fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities involves special risks and considerations not typically associated with investing in placecountry-regionU.S. companies. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable placecountry-regionU.S. companies.

g) Other-Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.     CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund for the year ended October 31, 2006 were as follows:
                                        SHARES            AMOUNT

     Sold                              115,201          $1,755,590
     Reinvestments                           0                   0
     Redeemed                          (57,139)           (865,532)
                                       --------         -----------

     Net Increase                       58,062          $  890,058
                                       =======          ==========

     Transactions in shares of the Fund for the year ended October 31, 2005 were as follows:
                                        SHARES            AMOUNT

     Sold                               169,356          $2,416,499
     Reinvestments                        1,255              18,387
     Redeemed                          (124,671)         (1,792,004)
                                       ---------         -----------

     Net Increase                        45,940          $  642,882
                                        =======          ==========

3.     INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended October 31, 2006, were as follows:

          Purchases      $8,705,707

          Sales           7,727,328


     At October 31, 2006, unrealized appreciation of investments for tax purposes was as follows:

          Appreciation                $ 8,463,453
          Depreciation                   (377,964)
                                        ---------

Net appreciation on investments       $ 8,085,489
                                        ==========


     At October 31, 2006, the cost of investments for federal income tax purposes was $26,862,004.


4.     ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
     The Fund has entered into an Advisory Agreement with Edgemoor Capital Management, Inc. (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.00% as applied to the Fund's average daily net assets. For the year ended October 31, 2006, the Advisor received fees of $321,977.


     The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor was entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.40% as applied to the Fund's average daily net assets. For the year ended October 31, 2006 the Advisor received fees of $131,315. Effective December 1, 2006, the Advisor contractually reduced this fee by 5 basis points
(bp), from 40 bp to 35 bp on an annualized basis.

     The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Viking Fund Management, LLC ("Viking") to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, registrar and recordkeeping services.

     The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Fund's normal operating expenses at 1.35%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

     The Fund and the Advisor have entered into a Distribution Agreement with Viking Fund Distributors, LLC to provide distribution services to the Fund.

     The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no intention of implementing the Plan during the period through October 31, 2007.

     One of the directors and officers of the Fund is a director and officer of the Advisor and the other two officers of the Fund are also officers of the Advisor.

5.     DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     The tax character of distributions paid during the years ended October 31, 2006 and 2005 were as follows:

                                         2006             2005
                                         ----             ----
Distributions from ordinary income  $    0.00      $ 18,387.00
Distributions from Long-Term
   Capital Gains                   554,277.00             0.00

     As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                   $         0
Unrealized appreciation of securities             8,085,489
Capital Loss Carryforward                                 0
                                                  ---------
                                                $ 8,085,489
                                                ===========

DIRECTORS AND OFFICERS AS OF OCTOBER 31, 2006



                                    DIRECTORS
                                    ---------

                                    LENGTH OF
NAME, AGE AND ADDRESS   POSITION    TIME SERVED   NUMBER OF        OTHER
                                                  PORTFOLIOS       DIRECTORSHIPS
                                                  IN FUND COMPLEX  HELD
                                                  OVERSEEN

Thomas P. Meehan (66)
1900  M  Street,  N.W.  President   Since 1999        1            None
Suite 600               & Director
Washington, DC  20036

PRINCIPAL  OCCUPATION  DURING  PAST  5  YEARS:
President, Edgemoor Capital Management, Inc., a registered investment Advisor, since October 1999. President, Sherman, Meehan, Curtin & Ain, P.C., a Washington, DC law firm (1993 through September, 1999). Trustee,
Sherman, Meehan Curtin & Ain, P.C. Pension and Profit Sharing Plans (1973-1999).
--------------------------------------

Andrew Ferrentino (66)
7904 Horseshoe Lane     Independent  Since 1999        1           None
Potomac, MD  20854      Director

PRINCIPAL  OCCUPATION  DURING  PAST  5  YEARS:
Member, Board of Directors Template Software, Inc. from 1997 to 1999. Private consultant in the computer software industry (January 1, 1999 to present).
President,  Template  Software,  Inc.  from  1982  to  December  31,  1998.

Peter R. Sherman (67)
5123 Tilden St., N.W.   Independent   Since 2003       1           None
Washington, DC  20016   Director

PRINCIPAL  OCCUPATION  DURING  PAST  5  YEARS:
Adjunct Professor of Law, American University Washington College of Law, 1992 to present; counsel to Ain & Bank, P.C., a Washington, D.C. law firm, May, 2003 to June, 2005; cofounder of (1968), principal in and then counsel to Sherman, Meehan, Curtin & Ain, P.C. through April, 2003.
--------------------------------------

Paul P. Meehan (43)
1900 M Street, N.W.    Vice President  Since 2002     N/A         None
Suite 600              & Treasurer
Washington, DC  20036

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, Edgemoor Capital Management, Inc., January 2006 to present; Director, Edgemoor Capital Management, Inc., January 2005 to December 2005; Vice-President, Edgemoor Capital Management, Inc., December 2002 to January 2005; Attorney, United States Environmental Protection Agency, 1997 to 2002.
--------------------------------------

R. Jordan Smyth, Jr. (40)
1900 M Street, N.W.     Vice President  Since 2005    N/A          None
Washington, DC  20036   & Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, Edgemoor Capital Management, Inc., January 2005 to present; Director, Edgemoor Capital Management, Inc., April 2003 to December 2004;
Director,  Wachovia  Securities,  June  1996  to  February  2003.



Aggregate remuneration paid by the Fund during the period to all Directors totaled $8,000. Directors serve for the lifetime of the Company, or until they are removed or resign. Officers are elected annually for one year terms. The Company's Statement of Additional Information includes additional information about the Directors and Officers and may be obtained via the internet at www.meehanfocusfund.com or without charge, by calling (866) 884-5968.

Thomas P. Meehan, Paul P. Meehan and R. Jordan Smyth, Jr. qualify as "interested persons" of the Company as that term is defined by the Investment Company Act of 1940, as amended. Each is affiliated with the Advisor.

                            *************************

This report is for the information of the shareholders of Meehan Focus Fund. For more complete information, including risks, fees and expenses, contact the Fund without charge at (866) 884-5968 for a prospectus.

NOTICE TO SHAREHOLDERS
OCTOBER 31, 2006 (UNAUDITED)

QUARTERLY FILINGS ON FORM N-Q - The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the U.S. Securities and Exchange Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund's Forms N-Q is also available upon request by calling 1-866-530-3350.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 1-866-530-3350 and (2) on the U.S. Securities and Exchange Commission's website at www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2006 - Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2006 is available (1) without charge upon request by calling 1-866-530-3350 and (2) on the U.S. Securities and Exchange Commission's website at www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Meehan Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Meehan Mutual Funds, Inc. (consisting of the Meehan Focus Fund), including the schedule of investments as of October 31, 2006, the related statement of operations for the year then ended, and the statement of changes in net assets for the years ended October 31, 2006 and 2005, and the financial highlights for each of the four years in the period ended October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the year ending October 31, 2002 were audited by other independent accountants whose report dated November 21, 2002 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Meehan Focus Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for the years ended October 31, 2006 and 2005, and the financial highlights for the four years in the period ended October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.


BRADY, MARTZ & ASSOCIATES, P.C.
Bismarck, North Dakota, USA
December 1, 2006

ITEM 2.  CODE OF ETHICS

As of the end of the period October 31, 2006, Meehan Mutual Funds, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the President and Treasurer. Meehan Mutual Funds, Inc. has not made any amendments to its code of ethics during the covered period. Meehan Mutual Funds, Inc. has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

ITEM  3.  AUDIT  COMMITTEE  FINANCIAL  EXPERT

The Board of Directors of Meehan Mutual Funds, Inc. has determined that it does not have a member who qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. However, the Board of Directors determined that, although none of its members meet the technical definition of an audit committee financial expert, the Audit Committee members have sufficient financial expertise to address any issues that are likely to come before the Committee, including the evaluation of the Companys financial statements, supervision of the Companys preparation of its financial statements, and oversight of the work of the Companys independent auditors.

ITEM  4.  PRINCIPAL  ACCOUNTANT  FEES  AND  SERVICES

(a)  Audit Fees

     The aggregate fees billed by registrant's independent public accountants, Brady Martz & Associates (BMA) for each of the last two fiscal years for professional services rendered in connection with the audit of registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $5,800 for the year ended October 31, 2005, and $6,700 for the year ended October 31, 2006.

     (b)  Audit-Related Fees

     The aggregate fees BMA billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant's audit and are not reported under Item 4(a) were $470 and $490 for the years ended October 31, 2005 and October 31, 2006, respectively. These fees were to pay for the consent letter, accompanying the prospectus.
The aggregate fees BMA billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended October 31, 2005, and $0 for the year ended October 31, 2006.

     (c)  Tax Fees

     The aggregate tax fees BMA billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $535 for the year ended October 31, 2005, and $535 for the year ended October 31, 2006. The aggregate tax fees BMA billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended October 31, 2005, and $0 for the year ended October 31, 2006.

     (d)  All Other Fees

     For the fiscal years ended October 31, 2005 and 2006, registrant paid BMA no other fees. The aggregate fees BMA billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for any other services directly related to the operations and financial reporting of registrant were $0 for the year ended October 31, 2005, and $0 for the year ended October 31, 2006.

     (e) Registrant's Audit Committee Charter provides that the audit committee (comprised of the Independent Directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The Audit Committee reports to the Board of Trustees (Board) regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant's Audit Committe pre-approved all fees described above which BMA billed to registrant.

     (f) Less than 50% of the hours billed by BMA for auditing services to registrant for the fiscal year ended October 31, 2006, were for work performed by persons other than full-time, permanent employees of BMA.

     (g) The aggregate non-audit fees billed by BMA to registrant and to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for the fiscal years ending October 31, 2005, and October 31, 2006, were $0 and $0.

     (h) Registrant's Audit Committee has not considered the non-audit services provided to the registrant and registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser as described above because no non-audit services were performed by the accountant.


ITEM  5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the registrant.

ITEM  6.  SCHEDULE OF INVESTMENTS

Included as part of report to shareholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not  applicable  to  the  registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not  applicable  to  registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to registrant.

ITEM  10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not  applicable.

ITEM  11.  CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the Principal Executive Officer and Treasurer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of December 28, 2005.

(b) There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) of Meehan Mutual Funds, Inc that occurred during the second half of its fiscal year that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

12.  EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)     Not applicable to registrant.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             MEEHAN MUTUAL FUNDS, INC.
Date:     May 7, 2007

                                             /s/Thomas P. Meehan
                                             --------------------------------
                                             Thomas P. Meehan
                                             President


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:     May 7, 2007

                                             /s/Thomas P. Meehan
                                             --------------------------------
                                             Thomas P. Meehan
                                             President


Date:     May 7, 2007

                                             /s/Paul P. Meehan
                                             --------------------------------
                                             Paul P. Meehan
                                             Treasurer and
                                             Chief Compliance Officer

                                                                   EX.99-CODEETH
                            MEEHAN MUTUAL FUNDS, INC.
                   CODE OF ETHICS FOR PRESIDENT AND TREASURER

1.      COVERED OFFICERS AND PURPOSES OF THIS CODE
        ------------------------------------------

        This code of ethics ("Code") applies to the President and the Treasurer (the "Covered Officers") of the Meehan Mutual Funds, Inc. (the "Company"). The Code serves to promote:

        (a) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (b) full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;

        (c) compliance  with  applicable   laws  and   governmental   rules  and
            regulations;

        (d) the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

        (e) accountability for adherence to the Code.

        Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

2.      COVERED OFFICERS SHOULD RESOLVE ETHICALLY ANY ACTUAL OR APPARENT
        ----------------------------------------------------------------
        CONFLICTS OF INTEREST
        ---------------------

        A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his or her service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his or her family, receives improper personal benefits as a result of his position with the Company.

        Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended ("1940 Act"), and the Investment Advisers Act of 1940, as amended ("Advisers Act"). For example, Covered Officers may not engage individually in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company.

        Conflicts also may arise from a Covered Officer's position or employment at Edgemoor Capital Management, Inc. ("Edgemoor") and his or her position with the Company. This Code recognizes that the Covered Officers, in the normal course of their duties (whether formally for the Company or for Edgemoor, or for both), will be involved in establishing policies and implementing decisions that will have different effects on Edgemoor and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and Edgemoor and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

        Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the 1940 Act and the Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company. Thus, a Covered Officer should not:

        (a) use personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company; or

        (b) cause the Company to take action, or fail to take action, for the personal benefit of the Covered Officer, rather than the benefit of the Company.

        At times, certain situations may arise that may, or may not be, considered conflicts of interest under this Code. Covered Officers are encouraged to discuss such situations with legal counsel to the Company if they are concerned that the situation poses a conflict of interest to him or her. Examples of these types of situations include:

        (a) service as director on the board of any public or private company;

        (b) the receipt of any non-nominal gifts;

        (c) the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

        (d) any  ownership   interest  in,  or  any   consulting  or  employment
            relationship with, any of the Company's service providers, other than Edgemoor, or any affiliated person thereof; and

        (e) a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

3.      DISCLOSURE AND COMPLIANCE
        -------------------------

        It is Company policy to make full, fair, accurate, timely and understandable disclosure in compliance with all applicable laws and regulations in all reports and documents that the Company files with, or submits to, the Securities and Exchange Commission and in all other public communications made by the Company. Covered Officers are required to promote compliance with this policy by all employees and to abide by Company standards, policies and procedures designed to promote compliance with this policy. Thus, a Covered Officer shall

        (a) familiarize himself or herself with the disclosure requirements generally applicable to the Company;

        (b) not knowingly misrepresent, or cause others to misrepresent, facts regarding a Company to others, whether within or outside the Company, including to the Company's directors and auditors, and to governmental regulators and self-regulatory organizations;

        (c) to the extent appropriate, within his or her area of responsibility, consult with other officers and employees of the Company and Edgemoor with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Company files with, or submit to, the SEC and in other public communications made by the Company; and

        (d) promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

4.      REPORTING AND ACCOUNTABILITY
        ----------------------------

        Each Covered Officer must:

        (a) upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he or she has received, read, and understands the Code;

        (b) annually thereafter affirm to the Board that he or she has complied with the requirements of the Code;

        (c) not retaliate against any other Covered Officer or any employee of the Company or their affiliated persons for reports of potential violations that are made in good faith;

        (d) notify the Audit Committee ("Committee") promptly if he or she knows of any violation of this Code (failure to do so is itself a violation of the Code); and

        (e) report at least annually any affiliations or other relationships related to conflicts of interest in accordance with the Company's Directors and Officers Questionnaire.

        The Committee is responsible for applying this Code to any specific situations presented to it and has the authority to interpret this Code in any particular situation. Any approvals or waivers sought by Covered Officers shall be considered by the Committee.

        The following procedures will be used by the Committee in investigating and enforcing this Code:

        (a) the Committee will take all appropriate action to investigate any potential violations reported to the Committee;

        (b) if, after such investigation, the Committee believes that no violation has occurred, no further action is required;

        (c) if the Committee believes that a violation has occurred, it will inform and make a recommendation to the Board, which will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

        (d) the  Committee  will  be  responsible  for  granting   waivers,   as
            appropriate; and

        (e) any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

        The Committee may retain appropriate counsel or other experts to assist and to perform the foregoing duties and its other duties under this Code.

5.      OTHER POLICIES AND PROCEDURES
        -----------------------------

        This Code shall be the sole code of ethics adopted by the Company for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Any other policies or procedures of the Company, Edgemoor, or other service providers that govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code are to be interpreted and enforced in conjunction with this Code. The codes of ethics under Rule 17j-1 under the 1940 Act for the Company and Edgemoor, contain separate requirements applying to the Covered Officers and others and are not part of this Code.

6.      AMENDMENTS
        ----------

        Any amendments to this Code must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

7.      CONFIDENTIALITY
        ---------------

        All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Board, the Company counsel and Edgemoor.

8.      INTERNAL USE
        ------------

        The Code is intended solely for the internal use by the Company and does not constitute an admission, by or on behalf of the Company, as to any fact, circumstance, or legal conclusion.



Date:   October 1, 2003